                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.29554%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $679,078,890.31

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     631                         $252,808,575.28
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $492,363.46
Unscheduled Principal Collection/Reversals                           $126,418.60
Liquidations-in-full                                      89      $35,459,556.84
Net principal Distributed                                         $36,078,338.90    ($36,078,338.90)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        542                         $216,730,236.38

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,457,477.99

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $130,966.11

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $37,404,850.78

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.29554%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $36,078,338.90     $1,326,511.88             $0.00     $1,326,511.88             $0.00    $37,404,850.78

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $6,790,788.00             $0.00             $0.00             $0.00     $6,790,788.00
Bankruptcy Bond
   Single-Units           $128,000.00             $0.00             $0.00             $0.00       $128,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,790,789.00             $0.00             $0.00             $0.00     $6,790,789.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,122,605.74         0              $0.00         1        $393,944.12

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $393,944.12         1        $499,027.12         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 05/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $9,213,225.37
                CB2                $3,619,482.63
                CB3                $1,974,262.03
                CB4                $1,316,176.30
                CB5                  $987,130.03
                CB6                  $987,133.53
                              __________________
                Total             $18,097,409.89
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2003):

SERIES:  2001-ms15              POOL NUMBER:  Group 1 = 1802, 1803, 1804

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $216,730,236.38**        $2,621,632.86***        $2,122,605.74***
Number:                         1493                      7                       6
% of Pool:                    100.00%                  1.21%                   0.98%
(Dollars)
% of Pool:                    100.00%                  0.47%                   0.40%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***          $499,027.12***
Number:                           0                       0                       1
% of Pool:                    0.00%                    0.00%                   0.23%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.07%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2003 scheduled payments and April 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2003.

Trading Factor, calculated as of distribution date : 0.19281785.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2003, and unscheduled prepayments in months prior to May ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.42153%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $444,936,513.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     452                         $189,332,683.24
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $185,004.10
Unscheduled Principal Collection/Reversals                            $56,387.16
Liquidations-in-full                                      47      $18,796,096.94
Net principal Distributed                                         $19,037,488.20    ($19,037,488.20)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        405                         $170,295,195.04

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,080,474.31

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $66,345.37

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $20,051,617.14

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.42153%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $19,037,488.20     $1,014,128.94             $0.00     $1,014,128.94             $0.00    $20,051,617.14

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,449,365.00             $0.00             $0.00             $0.00     $4,449,365.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $4,449,365.00             $0.00             $0.00             $0.00     $4,449,365.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    3      $1,112,037.48         1        $483,071.68         2        $727,439.05

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    2        $727,439.05         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class DB1, DB2, DB3, DB4,
DB5, DB6 Certificates immediately after the principal and interest distribution on 05/25/2003 are as follows:

                Class       Class Principal Balance
                DB1                $5,914,371.92
                DB2                $2,847,661.65
                DB3                $1,752,406.69
                DB4                $1,095,254.92
                DB5                  $657,151.77
                DB6                  $876,204.81
                              __________________
                Total             $13,143,051.75
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2003):

SERIES:  2001-ms15              POOL NUMBER:  Group 2 = 1805, 1806

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $170,295,195.04**        $1,595,109.16***        $1,112,037.48***
Number:                          980                      4                       3
% of Pool:                    100.00%                  0.94%                   0.65%
(Dollars)
% of Pool:                    100.00%                  0.41%                   0.31%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $483,071.68***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.28%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.10%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2003 scheduled payments and April 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2003.

Trading Factor, calculated as of distribution date : 0.15150610.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2003, and unscheduled prepayments in months prior to May ) can be calculated.